SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        3/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J1 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On March 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         3/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        3/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      March 25, 2002

DISTRIBUTION SUMMARY
        Original	 Beginning         Principal
 Class	Balance		 Balance          Distribution
A-1	7,633,847.00	7,281,239.45	404,880.57
A-2	62,081,507.00	61,861,127.34	253,050.28
A-3	62,081,507.00	61,861,127.34	0.00
A-4	65,125,404.00	65,125,404.00	0.00
A-5	39,075,242.00	39,075,242.00	0.00
A-6	47,800,000.00	47,800,000.00	0.00
A-7	886,000.00	886,000.00	0.00
A-8	133,726,000.00	133,263,026.97	564,624.44
A-9	25,350,000.00	25,487,312.50	0.00
A-10	4,400,000.00	3,684,029.28	2,678,583.81
PO	54,450.16	54,398.62	56.01
IO	397,747,827.04	396,123,304.35	0.00
R-I	50.00		0.00		0.00
R-II	50.00		0.00		0.00
M-1	5,781,000.00	5,776,104.96	4,897.76
M-2	2,790,000.00	2,787,637.58	2,363.73
M-3	1,594,700.00	1,593,349.69	1,351.06
B-1	797,000.00	796,325.14	675.23
B-2	797,000.00	796,325.14	675.23
B-3	799,379.66	798,702.79	677.25
Totals	398,691,629.82	397,066,225.46	3,911,835.37






    Pass-Through Rate    Interest Distribution
A-1	5.25		31,855.42
A-2	2.2		113,412.07
A-3	6.3		324,770.92
A-4	5.25		284,923.64
A-5	5.65		183,979.26
A-6	6.5		258,916.67
A-7	6.5		4,799.17
A-8	6.5		721,841.40
A-9	6.5		0.00
A-10	6.5		0.00
PO	0		0.00
IO	0.27187		89,745.02
R-I	6.5		765.29
R-II	6.5		0.00
M-1	6.5		31,287.24
M-2	6.5		15,099.70
M-3	6.5		8,630.64
B-1	6.5		4,313.43
B-2	6.5		4,313.43
B-3	6.5		4,326.31
Totals			2,082,979.61



            Ending Balance
A-1	6,876,358.88
A-2	61,608,077.06
A-3	61,608,077.06
A-4	65,125,404.00
A-5	39,075,242.00
A-6	47,800,000.00
A-7	886,000.00
A-8	132,698,402.53
A-9	25,625,368.78
A-10	1,025,400.63
PO	54,342.61
IO	392,370,438.46
R-I	0.00
R-II	0.00
M-1	5,771,207.20
M-2	2,785,273.85
M-3	1,591,998.64
B-1	795,649.91
B-2	795,649.91
B-3	798,025.54
Totals	393,312,401.54




     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional
				                        Balance

A-1	36185NNX4	53.03755367	4.17291866	900.7724258
A-2	36185NNY2	4.076097626	1.826825286	992.3740585
A-3	36185NNZ9	0		5.23136332	992.3740585
A-4	36185NPA2	0		4.375		1000
A-5	36185NPB0	0		4.708333333	1000
A-6	36185NPC8	0		5.416666667	1000
A-7	36185NPD6	0		5.416666667	1000
A-8	36185NPE4	4.222248777	5.397913615	992.3156494
A-9	36185NPF1	0		0		1010.862674
A-10	36185NPG9	608.7690479	0		233.0455982
PO	36185NPH7	1.028630162	0		998.0247681
IO	36185NPJ3	0		0.225632972	986.4804074
R-I	36185NPK0	0		15305.82804	0
R-II	36185NPL8	0		0		0
M-1	36185NPM6	0		0		0
M-2	36185NPN4	0.847216663	5.412080128	998.3060377
M-3	36185NPP9	0.847216663	5.412080128	998.3060377
B-1	36185NPQ7	0.847216663	5.412080128	998.3060377
B-2	36185NPR5	0.847216663	5.412080128	998.3060377
B-3	36185NPS3	0.847216663	5.412080128	998.3060377
Totals			9.811681704	5.2245381	986.5077973



        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J1


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA